Schwab Strategic Trust
Schwab Crypto Thematic ETF

Portfolio Holdings as of December 31, 2023 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com.
The Schwab Crypto Thematic ETF will not invest in any cryptocurrency or digital asset directly. It invests in companies listed in the Schwab Crypto Thematic Index and is designed to deliver global exposure to companies that may benefit from the development or utilization of cryptocurrencies (including bitcoin) and other digital assets, and the business activities connected to blockchain and other distributed ledger technology. The Schwab Crypto Thematic ETF is non-diversified, which means that in may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund`s investments, and the fund may experience increased volatility.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.9% OF NET ASSETS

Canada 5.1%
Bitfarms Ltd. *	247,843	721,223
Nuvei Corp.	12,495	328,119
		1,049,342

Japan 7.3%
GMO internet group, Inc.	6,674	121,333
Internet Initiative Japan, Inc.	13,485	275,860
Mercari, Inc. *	17,875	331,242
Monex Group, Inc.	75,863	386,902
SBI Holdings, Inc.	13,288	298,975
Simplex Holdings, Inc.	4,883	95,007
		1,509,319

Norway 1.2%
Opera Ltd.	18,791	248,605

United Kingdom 1.1%
IG Group Holdings PLC	23,288	227,258

United States 85.2%
AMC Entertainment Holdings, Inc., Class A *	41,221	252,272
Beyond, Inc. *	17,053	472,197
BGC Group, Inc., Class A	54,506	393,533
Block, Inc. *	10,441	807,611
Cboe Global Markets, Inc.	2,885	515,146
Cipher Mining, Inc. *	48,722	201,222
Cleanspark, Inc. *	183,660	2,025,770
CME Group, Inc.	1,369	288,311
Coinbase Global, Inc., Class A *	10,075	1,752,244
Customers Bancorp, Inc. *	7,322	421,894
SECURITY	NUMBER OF SHARES	VALUE ($)
GameStop Corp., Class A *	23,540	412,656
Hut 8 Corp. *	53,801	717,705
Interactive Brokers Group, Inc., Class A	5,556	460,592
Intercontinental Exchange, Inc.	2,435	312,727
Marathon Digital Holdings, Inc. *	98,790	2,320,577
MicroStrategy, Inc., Class A *	2,435	1,537,995
NVIDIA Corp.	617	305,551
PayPal Holdings, Inc. *	11,175	686,257
Riot Platforms, Inc. *	87,142	1,348,087
Robinhood Markets, Inc., Class A *	53,586	682,686
Shift4 Payments, Inc., Class A *	5,393	400,916
SoFi Technologies, Inc. *	58,361	580,692
StoneX Group, Inc. *	2,565	189,374
Virtu Financial, Inc., Class A	15,261	309,188
WisdomTree, Inc.	24,801	171,871
		17,567,074
Total Common Stocks (Cost $13,748,422)		20,601,598

SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32% (a)	21,258	21,258
Total Short-Term Investments (Cost $21,258)		21,258
Total Investments in Securities (Cost $13,769,680)		20,622,856

*	Non-income producing security.
(a)	The rate shown is the annualized 7-day yield.

Schwab Crypto Thematic ETF
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2023 (see notes to portfolio holdings for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$20,601,598	$—	$—	$20,601,598
Short-Term Investments[1]	21,258	—	—	21,258
Total	$20,622,856	$—	$—	$20,622,856

[1]	As categorized in the Portfolio Holdings.

Schwab Crypto Thematic ETF
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Mutual funds: Mutual funds are valued at their respective net asset values (NAVs).
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable.  For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours.  Fair value determinations are made in good faith in accordance with adopted valuation procedures.  The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value.  The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds (ETFs) and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Schwab Crypto Thematic ETF
Notes to Portfolio Holdings (Unaudited) (continued)

The levels associated with valuing the fund’s investments as of December 31, 2023, are disclosed in the fund’s Portfolio Holdings.
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